THE ONE®

INCOME ANNUITYSM

Issued Through

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

By

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated March 30, 2006

Replacing Supplement dated December 27, 2005

to the

Prospectus dated May 1, 2005

Effective May 1, 2006, the following name changes will take place:

JPMorgan Investment Trust will change its name to JPMorgan Insurance Trust.

JPMorgan Investment Trust Balanced Portfolio will change its name to JPMorgan Insurance Trust Balanced Portfolio.

JPMorgan Investment Trust Bond Portfolio will change its name to JPMorgan Insurance Trust Core Bond Portfolio.

JPMorgan Investment Trust Diversified Equity Portfolio will change its name to JPMorgan Insurance Trust Diversified Equity Portfolio.

JPMorgan Investment Trust Mid Cap Growth Portfolio will change its name to JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio.

JPMorgan Investment Trust Equity Index Portfolio will change its name to JPMorgan Insurance Trust Equity Index Portfolio.

JPMorgan Investment Trust Government Bond Portfolio will change its name to JPMorgan Insurance Trust Government Bond Portfolio.

JPMorgan Investment Trust Diversified Mid Cap Portfolio will change its name to JPMorgan Insurance Trust Intrepid Mid Cap Portfolio.

JPMorgan Investment Trust Large Cap Growth Portfolio will change its name to JPMorgan Insurance Trust Large Cap Growth Portfolio.

Effective May 8, 2006, the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount will be closed to new investment. “Closed to new investment” means no additional amounts may be allocated to that subaccount (either through policy transfer or as a result of asset rebalancing in connection with one of the investment allocation models) after May 5, 2006.

If you have any amount in the JPMorgan Investment Trust Mid Cap Value subaccount on May 8, 2006, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount into other subaccounts; or

•	maintain your current investment in the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount.

As always, the availability of any subaccount as an investment option, including the JPMorgan Investment Trust Mid Cap Value subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

Please note, if you elected the initial payment guarantee or otherwise elected for your policy to follow one of the investment allocation models, you must make a choice in response to the closure to new investment of the JPMorgan Investment Trust Mid Cap Value subaccount. See below.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

The One® Income AnnuitySM dated May 1, 2005

The closure to new investment of the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount does not terminate any of the investment allocation models.

Investment Allocation Models

If you selected one of the investment allocation models but did not elect the initial payment guarantee you must choose from one of the following options (if you did elect the initial payment guarantee, see Initial Payment Guarantee below):

•	select one of the remaining subaccounts and instruct us to place any amounts which would, as a result of automatic rebalancing, otherwise be transferred to the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount into that alternative subaccount;

•	take no action and allow us to place any amounts which would, as a result of automatic rebalancing, otherwise be transferred to the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount into the JPMorgan Insurance Trust Core Bond Portfolio subaccount; or

•	instruct us to terminate the investment allocation model you selected (See the Statement of Additional Information for details about the effect of terminating an investment allocation model).

With respect to the first option, your selection becomes effective the next business day after we receive notice of your selection, and your selection will affect subsequent automatic reallocations which occur after May 5, 2006. If you choose to terminate your investment allocation model your termination will be effective on the next business day after we receive your notice of termination, and your selection will affect subsequent automatic reallocations. See the Statement of Additional Information for details about the effect of termination.

If you take no action, you consent to allow us to follow the second option described above for automatic rebalancings scheduled to occur after May 5, 2006. We will continue to follow the second option described above for subsequent automatic rebalancings unless we receive alternative instructions from you.

For both the first and second option, your selection will affect only those automatic rebalancings which occur after May 5, 2006. If your contract anniversary date falls between March 30, 2006 and May 5, your next rebalancing will be in accordance with the original investment allocation model you selected and may include transfers in to the JPMorgan Investment Trust Midcap Value Portfolio subaccount. Subsequent rebalancings will be in accordance with the option you choose.

Initial Payment Guarantee

If you did elect the initial payment guarantee you must do one of the following:

•	select one of the remaining subaccounts and instruct us to place any amounts which would, as a result of automatic rebalancing, otherwise be transferred to the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount into that alternative subaccount; or

•	take no action and allow us to place any amounts which would, as a result of automatic rebalancing, otherwise be transferred to the JPMorgan Investment Trust Mid Cap Value Portfolio subaccount into the JPMorgan Insurance Trust Core Bond Portfolio subaccount.

With respect to the first option, your selection becomes effective the next business day after we receive notice of your selection, and your selection will affect subsequent automatic reallocations which occur after May 5, 2006.

If you take no action, you consent to allow us to follow the second option described above for automatic rebalancings scheduled to occur after May 5, 2006. We will continue to follow the second option described above for subsequent automatic rebalancings until we receive alternative instructions from you.

For both the first and second option, your selection will affect only those automatic rebalancings which occur after May 5, 2006. If your contract anniversary date falls between March 30, 2006 and May 5, your next rebalancing will be in accordance with the original investment allocation model you selected and may include transfers in to the JPMorgan Investment Trust Midcap Value Portfolio subaccount. Subsequent rebalancings will be in accordance with the option you choose.